UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 8, 2014

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number 000-27261

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 8, 2014, CH2M HILL Companies, Ltd. announced it is taking steps to restructure CH2M HILL’s operations to reduce costs, achieve important business objectives, including enhancing client service, improving efficiency, reducing risk, creating more opportunity for profitable growth, and providing more long-term value for its stockholders.  The anticipated restructuring activities include a voluntary retirement program, workforce reductions and facilities consolidations, which CH2M HILL expects to implement during the remainder of 2014 and early 2015.  These activities are expected to result in pre-tax charges of up to $120 million in the aggregate.  In addition, as a result of rationalization of certain lines of business in connection with these restructuring efforts, CH2M HILL also expects to record impairments of goodwill and/or other intangible assets ranging from $30 to $80 million in the aggregate.  CH2M HILL expects these restructuring efforts will result in annualized cost savings of $100 to $120 million.

A copy CH2M HILL’s announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY STATEMENT: This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements represent the Company’s expectations and beliefs concerning future events, based on information available to the Company on the date of the filing of this report, and are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as “believes,” “anticipates,” “expects,” “will,” “plans” and similar expressions are intended to identify forward looking statements. Additionally, forward looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, or which discuss the possible future effects of current known trends or uncertainties. All forward looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.  Factors that could cause actual results to differ materially from those referenced in the forward-looking statements are described in Item 1A, Risk Factors, in CH2M HILL’s Annual Report on Form 10-K for the year ended December 31, 2013 (filed on February 25, 2014), in Part II, Item 1A, Risk Factors, in CH2M HILL’s Quarterly Report for the quarter ended June 30, 2014 (filed on August 8, 2014) and under Item 8.01, Other Events—Risks Related to Our Internal Market, in CH2M HILL’s Current Report on Form 8-K (filed on August 15, 2014), each of which can be accessed at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: September 9, 2014	By:	/s/ Gary L. McArthur
Gary L. McArthur
Executive Vice President and Chief Financial Officer